                                                                   EXHIBIT 10.2

                             STOCK PLEDGE AGREEMENT

                                October 24, 1996


         The Enstar Group, Inc. ("Pledgor") and First Union National Bank of Georgia ("Bank"), agree as follows:

         1. DEFINITIONS. Whenever the following terms are used herein, they shall be defined as follows:

                 "Agreement" or "this Agreement" shall mean and include all amendments, modifications and supplements hereto and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

                 "Company" shall mean First Union Corporation, a North Carolina corporation.

                 "Collateral" shall mean and include all of the Pledged Securities, together with all proceeds thereof and all cash, additional securities, and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Securities.

                 "Collateral Value" shall mean, as of any date of determination, the Per Share Price multiplied by the number of shares of Pledged Securities in which Bank has a perfected first priority security interest hereunder.

                 "Commission" shall mean the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act.

                 "Event of Default" shall mean any of the events listed in
Section 5(a) of this Agreement.

                 "Financing Agreements" shall mean this Agreement, the Note and the other documents, agreements and certificates executed or delivered in connection herewith.

                 "Note" shall mean the promissory note, dated of even date herewith, from Pledgor to Bank in the original principal amount of $18,100,000, as amended, modified, supplemented, restated or renewed from time to time.

                 "Per Share Price" shall mean as of any date of determination
(i) the per share closing price of the Company's common stock as of the close of trading on the national stock exchange on which such stock is then traded on the business day immediately preceding such determination date or (ii) if such stock is not so listed for trading on such a national stock exchange, the per share price of the Company's common stock as determined by Bank in its reasonable discretion.

                 "Permitted Liens" shall mean those liens and encumbrances (a) for taxes not yet due or being properly contested; (b) resulting from deposits made in the ordinary course of Pledgor's business in connection with workman's compensation, unemployment insurance, social security and other like laws, but only if the payment thereof is not at the time required or such claims are being properly contested; and (c) from attachments, judgments and other similar non-tax liens arising in connection with court proceedings, but only if and for so long as the execution or other enforcement of such liens is and continues to be effectively stayed and bonded on appeal in a manner satisfactory to Bank for the full amount thereof and the validity and amount of the claims secured thereby are being properly contested.

                 "Person" shall mean any individual, corporation, partnership, limited liability company, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

                 "Plan" shall mean the Second Amended and Restated Plan of Reorganization of The Enstar Group, Inc., filed December 5, 1991 and effective as of June 1, 1992, as modified, filed with the U.S. Bankruptcy Court for the Middle District of Alabama (In Re: The Enstar Group, Inc., Case No. 91-02618).

                 "Pledged Securities" shall mean and include (i)(a) the 353,602 shares of common stock of the Company now owned by Pledgor (as described in Exhibit A hereto) as of the date hereof and (b) any shares of common stock of the Company issued in exchange therefor or constituting dividends thereon, and
(ii) any and all of the issued and outstanding shares of common stock of the Company (other than those shares described in clause (i)(b) of this definition) hereafter pledged by the Pledgor to the Bank and in which the Bank obtains a perfected first priority security interest, including, without limitation, all shares of common stock of the Company pledged and delivered by Pledgor to the Bank pursuant to Section 3(n) hereof.

                 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same may from time to time be in effect.

                 "Securities Laws" shall mean the Securities Act, the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, together with any and all applicable state blue sky laws, all as the same may from time to time be in effect.

                 "Solvent" shall mean, as to Pledgor, that Pledgor (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to





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engage, (b) is able to pay its debts as they mature and (c) owns property whose fair saleable value is greater than the amount required to pay its indebtedness and liabilities.

         Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Note.

         2. PLEDGE. To induce Bank to make the loan evidenced by the Note, and in consideration thereof and of any loans, advances or financial accommodations heretofore or hereafter granted by Bank to or for Pledgor's account, whether pursuant to the Note or otherwise, all of which will inure to Pledgor's direct benefit, Pledgor hereby pledges, conveys, hypothecates, mortgages, assigns, sets over, delivers to Bank and grants to Bank a security interest in all of the Collateral now or hereafter owned by Pledgor as security for the payment and performance when due of the Obligations.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING COLLATERAL. Pledgor hereby represents, warrants and covenants to and with Bank that:

                 (a) DUE AUTHORIZATION, ETC. The execution, delivery and performance of this Agreement, the creation of the liens and security interests and the delivery to Bank of the certificates evidencing the Pledged Securities provided for hereunder are within Pledgor's corporate power, have been duly authorized by all necessary corporate action, are not in contravention of any provision of Pledgor's articles of incorporation or bylaws or of any law or of any agreement or indenture by which Pledgor is bound, and do not require the consent or approval of any government body, agency, authority or other Person, which has not been obtained and a copy thereof furnished to Bank;

                 (b) VALID AND BINDING OBLIGATION. This Agreement constitutes Pledgor's valid and legally binding obligation, enforceable in accordance with its terms, as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity (whether applied at law or in equity);

                 (c) TITLE TO COLLATERAL. Pledgor is the legal and equitable owner of, and has the complete and unconditional authority to pledge, the Collateral, and holds the same free and clear of all liens, charges, encumbrances and security interests except those in favor of Bank granted hereunder and Permitted Liens, and will defend its title thereto against the claims of all Persons whomsoever;

                 (d) COLLATERAL; RESTRICTIONS ON SALE. All of the issued and outstanding shares of capital stock of the Company owned by Pledgor are evidenced by the certificates described on Exhibit A attached hereto; except as described in Exhibit A, none of the Pledged Securities are subject to any restriction on trading or sale, whether pursuant to any agreement to which Pledgor is a party, under Securities Laws or otherwise;





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                 (e)      PLAN.  Pledgor has not defaulted under any term,
condition or obligation to which it is subject under the Plan; without limiting the generality of the foregoing, all payments and distributions required to be made by Pledgor under the Plan have been when and as due;

                 (f) SOLVENCY. Giving effect to the execution and delivery of the Loan Documents and the making of the Loan, Pledgor is Solvent;

                 (g) PLEDGE OF PLEDGED SECURITIES. Upon execution and delivery of this Agreement, Pledgor shall deliver to Bank certificates evidencing all Pledged Securities included in the Collateral, accompanied by executed stock powers in blank and by irrevocable proxies with respect to the Pledged Securities in favor of Bank, the rights of Bank under which shall be exercisable only upon the occurrence of an Event of Default and in accordance with the terms of this Agreement;

                 (h) PLEDGE OF ADDITIONAL SECURITIES AND PROPERTY. Except as provided in Section 4(a) hereof, Pledgor will cause any additional Pledged Securities or property issued to or received by it with respect to any of the Collateral, and any certificates evidencing the Company's common stock issued in exchange for such Pledged Securities, whether for value paid by it or otherwise, to be forthwith deposited and pledged with Bank, in each case accompanied by instruments of assignment duly executed in blank by Pledgor substantially the same as those required by subsection (g);

                 (i) NO LIENS OR SECURITY INTERESTS. Pledgor will not permit any lien, claim, charge, security interest or encumbrance to exist with respect to the Collateral, other than those in favor of Bank with respect to the Collateral and Permitted Liens;

                 (j) DISPOSITION OF COLLATERAL OR RETAINED SECURITIES. Pledgor will not sell, exchange, hypothecate, pledge, assign, convey, mortgage or abandon any Collateral;

                 (k) PAYMENT OF TAXES AND CHARGES. Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Collateral before the same become delinquent or become liens upon any of the Collateral except where the same may be contested in good faith by appropriate proceedings and as to which adequate reserves have been provided;

                 (l) BANK'S RIGHT TO TAKE ACTION. In the event that Pledgor fails or refuses to perform any of its obligations set forth herein, Bank shall have the right, without obligation, to discharge the same, and any sums paid by Bank, or the cost thereof, including without limitation, reasonable attorneys' fees actually incurred by Bank, shall constitute secured Obligations and bear interest until paid;





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                 (m)      NO OBLIGATION BY BANK.  Pledgor acknowledges and
agrees that nothing contained herein shall obligate Bank or impose a duty upon Bank to assume any duties or obligations of Pledgor with respect to any of the Collateral;

                 (n) COLLATERAL VALUE; RELEASE OF PLEDGED STOCK. (i) Pledgor covenants and agrees that on the date hereof the outstanding principal amount of the Loan shall be no greater than 75% of the Collateral Value; (ii) if at any time after the date hereof, and from time to time after the date hereof, the outstanding principal amount of the Loan exceeds 80% of the Collateral Value, the Pledgor shall, within five (5) days of such date, either repay the principal of the Loan in such amount, or deliver to Bank additional shares of common stock of the Company constituting Pledged Securities with such Value, so that the outstanding principal balance of the Loan after such repayment or delivery of Pledged Securities does not exceed 80% of the Collateral Value; (iii) if at any time after the date hereof, and from time to time after the date hereof, the outstanding principal amount of the Loan is less than 60% of the Collateral Value, the Bank shall, within ten (10) days of receipt of a written request from Pledgor, release to Pledgor such number of the Pledged Securities such that immediately after such release the outstanding principal amount of the Loan is at least 74%, but not in excess of 75%, of the Collateral Value; and (iv) if at any time and from time to time after the Bank shall have released any of the Pledged Securities pursuant to clause (iii) above the outstanding principal amount of the Loan exceeds 80% of the Collateral Value, Pledgor shall take the actions described in clause (ii) above such that the outstanding principal balance of the Loan after such repayment of the Loan or delivery of additional shares of common stock constituting Pledged Securities as described in clause (ii) does not exceed 80% of the Collateral Value;

                 (O) FINANCIAL STATEMENTS. Pledgor shall furnish or cause to be furnished to Bank:

                 (i) As soon as available and in any event within 10 days of the filing thereof, copies of any reports or filings (including Borrower's Form 10-Q and Form 10-K) required to be made with the Commission;

                 (ii) Together with the Form 10-Q and Form 10-K referred to in clause (i) above, a certificate of the chief executive officer and chief financial officer of Pledgor certifying that, to the best of their knowledge, no Event of Default has occurred and is continuing or, if an Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto;

                 (iii) As soon as available and in any event within 10 days of the filing thereof, copies of any material reports or filings made with the United States Bankruptcy Court with jurisdiction over the Plan;

                 (iv) As soon as available and in any event within 10 days of incurring the same, notice of any borrowing of $1,000,000 or more or any guaranty of any Person's





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borrowing of $1,000,000 or more, and promptly upon request of the Bank for the same, the loan documents evidencing any such loan (and guaranty, if applicable);

                 (vii) Promptly upon the request of Bank, such other information respecting the business, property, assets, operations or condition, financial or otherwise, of Pledgor as Bank may from time to time reasonably request.

         4.      DIVIDENDS; ETC.

                 (a) RIGHT TO RECEIVE DIVIDENDS, ETC. For so long as no Event of Default exists hereunder, Pledgor shall have the right to receive cash dividends declared and paid by the Company with respect to the Collateral. Any and all stock or liquidating dividends, other distributions in property, returns of capital or other distributions made on or in respect of Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the Company, received in exchange for the Collateral or any part thereof or received as a result of any merger, consolidation, acquisition or other exchange of assets to which the Company may be a party or otherwise, shall be and become part of the Collateral pledged hereunder and, if received by Pledgor, shall forthwith be delivered to Bank, to be held subject to the terms of this Agreement.

                 (b) POSSESSION OF THE COLLATERAL, ETC. Bank may hold any of the Collateral, endorsed or assigned in blank, and may deliver any of the Collateral to the Company or its stock transfer agent for the purpose of making denominational exchanges or registrations or transfers in accordance with this Agreement, including, without limitation, Section 3(n) hereof.

                 (c) TERMINATION OF RIGHT TO RECEIVE DIVIDENDS. Upon the occurrence of any Event of Default, all of Pledgor's rights to receive any cash dividends pursuant to Section 4(a) hereof shall cease, and all such rights shall thereupon become vested in Bank, who shall have the sole and exclusive right to receive and retain the dividends which Pledgor would otherwise be authorized to receive and retain pursuant to Section 4(a) hereof. In such event, Pledgor shall pay over to Bank any dividends received by Pledgor with respect to the Collateral and any and all money and other property paid over to or received by Bank, pursuant to the provisions of this Section 4(c) shall be retained by Bank as Collateral hereunder and shall be applied in accordance with the provisions hereof.

         5.      EVENTS OF DEFAULT; REMEDIES.

                 (a) DEFAULT. Each of the following shall constitute an Event of Default hereunder:

                               (i) if there shall occur any "Event of Default" under the Note, as such term is defined therein;





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                              (ii)         if any of the Collateral shall be
         attached or levied upon or seized in any legal proceedings, or held by virtue of any lien or distress (and notwithstanding anything in the Note to the contrary, no cure period shall be applicable to such default, but Permitted Liens that do not have priority over the Bank's security interest in the Collateral shall not be deemed an Event of Default hereunder);

                             (iii) if a final order or judgment is entered by the United States Bankruptcy Court with jurisdiction over the Plan that Pledgor shall have failed to comply with the Plan.

                 (b) BANK'S RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default and during the continuance thereof:

                               (i)         Bank shall thereupon have, in
         addition to all other rights provided herein and in the Note and the other Financing Agreements, the rights and remedies of a secured party under the Uniform Commercial Code of the State of Georgia or other applicable law and further, Bank may, without demand and without advertisement, notice or legal process of any kind (except as may be required by law), all of which Pledgor waives, at any time or times
         (A) apply any cash dividends received by Bank pursuant to Section 4(c) hereof to the Obligations and (B) if following such application there remains outstanding any of the Obligations, sell the remaining Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as Bank shall deem appropriate. Bank shall be authorized at any such sale (if, on the advice of counsel, it deems it advisable to do so) to restrict the prospective bidders, or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Bank shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on Pledgor's part, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which Pledgor now has or may have at any time in the future under any rule of law or statute now existing or hereafter enacted. Further, Bank shall have the right to transfer the Pledged Securities to itself and to exercise its rights to vote under the irrevocable proxies granted to it pursuant to Section 3(g) hereof.

                      (ii) Bank agrees to give written notice to Pledgor in the manner specified in Section 9(1) hereof not less than ten (10) days prior to the date of the disposition of the Collateral subject to the security interest created herein at any such public sale or sale at any broker's board or on any such





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         securities exchange, or prior to the date after which private sale or any other disposition of said Collateral will be made, and Pledgor agrees that (A) such notice, if given in such manner, shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall be sufficient; and (B) the proceeds of any such sale or disposition shall be applied first to the satisfaction of Bank's reasonable attorneys' fees, legal expenses, and other costs and expenses actually incurred in connection with the taking, retaking, holding, preparing for sale, and selling of the Collateral, and second to the payment (in whatever order Bank elects) of the Obligations. After the application of all such proceeds, Bank will return any excess to Pledgor and Pledgor shall remain liable for any deficiency.

         6. POWER OF ATTORNEY. Pledgor appoints Bank, or any other Person whom Bank may designate, as Pledgor's attorney, with power to endorse Pledgor's name on any checks, notes, acceptances, money orders, drafts or other form of payment or security that may come into Bank's possession and to do all things necessary to carry out this Agreement. Pledgor ratifies and approves all acts of such attorney. Neither Bank nor any other Person designated by Bank as attorney hereunder will be liable for any acts or omissions except in the case of wilful misconduct or gross negligence on the part of Bank, nor for any errors of judgment or mistakes of fact or law. This power, coupled with an interest, is irrevocable until the payment in full of the Note pursuant to the terms thereof and the satisfaction in full of the Obligations.

         7. TERMINATION OF AGREEMENT. This Agreement shall continue in full force and effect until the repayment in full of the Note pursuant to the terms thereof and the satisfaction in full of the Obligations. Upon termination of this Agreement, Bank shall surrender to Pledgor or other Person legally entitled thereto, without recourse or warranty, all certificates evidencing and stock powers in respect of the securities included in the Collateral which are in the possession of Bank and have not been disposed of pursuant to Section 5(b) hereof.

         8.      WAIVERS; AMENDMENTS; SUCCESSORS AND ASSIGNS.

                 (a) WAIVER OF PRESENTMENT AND NOTICE. Pledgor waives presentment and protest of any instrument and notice thereof, notice of default and all other notices to which Pledgor might otherwise be entitled, except as otherwise specifically provided herein.

                 (b) WAIVER OF FAILURE OR DELAY. Failure by Bank to exercise any right, remedy or option under this Agreement or in any other agreement between the parties hereto, or delay by Bank in exercising the same, will not operate as a waiver.

                 (c) WRITTEN WAIVERS, ETC. No waiver by Bank will be effective unless it is in a writing signed by Bank, and then only to the extent specifically stated, and no waiver by Bank on any occasion shall affect or diminish Bank's right thereafter to require strict performance by Pledgor with any provision of this Agreement.





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                 (d)      REMEDIES CUMULATIVE.  Bank's rights and remedies
under this Agreement will be cumulative and not exclusive of any other right or remedy which Bank may have.

                 (e) NO ORAL AMENDMENTS. This Agreement cannot be changed or terminated orally.

                 (f) RIGHT TO ASSIGN. Bank shall have the right to assign this Agreement and to transfer, assign or sell participations in its interests hereunder from time to time in connection with any sale, assignment, transfer or other disposition of the Note or any portion thereof, but Pledgor shall not be permitted to assign this Agreement or any interest herein.

                 (g) SUCCESSORS AND ASSIGNS. All of the rights, privileges, remedies and options given to Bank hereunder shall inure to the benefit of its successors and assigns; and all the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of Bank and Pledgor.

         9.               GENERAL PROVISIONS.

                 (a) FURTHER ACTS, ETC. Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Bank may at any time request in connection with the administration and enforcement of this Agreement or relative to the Collateral or any part thereof or in order better to assure and confirm unto Bank its rights and remedies hereunder, including, without limitation, performing all acts and doing all things which Bank may request, now or hereafter, to evidence, preserve or protect the creation, attachment or perfection of the security interests herein granted to Bank.

                 (b) SECTION HEADINGS. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

                 (c) SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                 (d) REIMBURSEMENT OF EXPENSES. Pledgor shall reimburse Bank for all of Bank's expenses (other than Bank's normal overhead) incurred in connection with the development, preparation, execution, delivery, modification, regular review and continuing administration of this Agreement, including searches, filings, filing fees and taxes (other than taxes on the Bank's income) and the fees and disbursements of Bank's attorneys (including,





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

without limitation, counsel who are employees of Bank), and all costs and expenses incurred by Bank (including reasonable attorney's fees and disbursements actually incurred) to: (i) commence, defend or intervene in any court proceeding relating to the Collateral or this Agreement; (ii) file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to the Collateral or this Agreement; (iii) protect, collect, sell, take possession of or liquidate any of the Collateral; (iv) attempt to enforce any security interest in any of the Collateral or to seek any advice with respect to such enforcement; and (v) enforce any of Bank's rights to collect any of the Obligations.

                 (e) PAYMENT OF TAXES. If Pledgor fails to pay any taxes, assessments or governmental charges levied or assessed or imposed upon or with respect to the Collateral, or otherwise fails to pay any amount necessary for the protection and preservation of the Collateral securing the Obligations, Bank may (unless Pledgor is properly contesting the same) pay the same at Bank's option, together with interest and penalty, and the amounts so paid shall be added to the Obligations, bearing interest until paid at the highest rate for the Obligations specified in the Note, and be secured by the Collateral.

                 (f) CHOICE OF LAW. This Agreement shall be deemed to be a contract made under the laws of the State of Georgia for all purposes, and the validity of this Agreement and of all transactions provided for herein shall be governed by, interpreted and construed under, and in accordance with, the internal laws (and not the law of conflicts) of the State of Georgia.

                 (g) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Pledgor covenants, warrants and represents to Bank that all of Pledgor's representations and warranties contained in this Agreement shall be true at the time of Pledgor's execution of this Agreement, shall survive the execution, delivery and acceptance thereof by the parties hereto and the closing of the transactions described herein or related hereto, and (except to the extent that they shall be untrue solely as a result of transactions permitted by this Agreement or the Note or otherwise consented to by Bank) shall be true from the time of Pledgor's execution of this Agreement until the termination of this Agreement as provided in Section 7 hereof.

                 (h) SURVIVAL OF RIGHTS, DUTIES, ETC. Pledgor's representations and warranties and any indemnity, expense or fee reimbursement obligations hereunder and under the other Loan Documents shall survive the repayment of the Loan and the termination of this Agreement and the other Loan Documents; provided, however, any claim by Bank for any breach of any such representation or warranty or for payment under any such indemnity, expense or fee reimbursement obligation must be brought within 180 days of the repayment of the Loan and the termination of this Agreement and the other Loan Documents.

                 (i) BANK'S RIGHT TO TAKE ACTION WITH RESPECT TO COLLATERAL. As between Bank and Pledgor, Bank may, in its sole discretion, (i) exchange, enforce, waive or release any security or portion of the Collateral,
(ii) apply such Collateral or any proceeds of the Collateral and direct the order or manner of sale thereof as Bank may, from time to time, determine, and





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(iii) settle, compromise, collect or otherwise liquidate any such Collateral for the Obligations in any manner following the occurrence of an Event of Default and during the continuance thereof without affecting or impairing Bank's right to take any other further action with respect to any security for the Obligations or any part thereof.

                 (j) PAYMENTS. Bank shall have the continuing and exclusive right to apply or reverse and reapply any and all payments to any portion of the Obligations as provided in the Note. To the extent that Pledgor makes a payment or payments to Bank or Bank receives any payment or proceeds of the Collateral for Pledgor's account, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by such Bank.

                 (k) LEGAL REMEDY INADEQUATE. Pledgor recognizes that, in the event Pledgor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to Bank; therefore, Pledgor agrees that Bank, if Bank so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                 (l) NOTICES. All notices and other communications from either party to the others hereunder shall be given in accordance with Section
5.4 of the Note.

                 (m) INDEMNITY. Pledgor agrees to indemnify Bank from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel actually incurred) which may be imposed on, incurred by, or asserted against Bank in any litigation, proceeding or investigation, including, without limitation, any of the foregoing brought under any federal or state securities laws, which is threatened, instituted or conducted by any government agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement, whether or not Bank is a party thereto except to the extent that any of the foregoing arises out of the wilful misconduct or gross negligence of the Bank.





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


         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        THE ENSTAR GROUP, INC.


                                        By: /s/ Nimrod T. Frazer
                                            ----------------------------------
                                        Title: President
                                               -------------------------------
                                        Address:   172 Commerce Street
                                                   Montgomery, AL 36104

                                        FIRST UNION NATIONAL BANK OF GEORGIA


                                        By: /s/ Shelley N. Rogers
                                            ----------------------------------
                                        Title: Assistant Secretary
                                               -------------------------------
                                        Address:   999 Peachtree Street, N.E.
                                                   Atlanta, Georgia  30309

                                   EXHIBIT A
                           TO STOCK PLEDGE AGREEMENT



                   CERTIFICATES EVIDENCING PLEDGED SECURITIES



          Number of Shares                    Certificate Number(s)
          ----------------                    ---------------------
                71,000                               FS 344496
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               282,602                               FS 344497
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